Exhibit 32. 1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Harry G. Hobbs, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Elandia, Inc. on Form 10-Q for the quarterly period ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Elandia, Inc.

Date: December 13, 2006	By:	/s/ Harry G. Hobbs
Harry G. Hobbs
Chief Executive Officer

I, Harley L. Rollins, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Elandia, Inc. on Form 10-Q for the quarterly period ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Elandia, Inc.

Date: December 13, 2006	By:	/s/ Harley L. Rollins
Harley L. Rollins
Chief Financial Officer